ADVANTAGE ADVISERS,INC.
The Mexico Equity and Income Fund, Inc.
Annual Report
July 31, 2001

THE MEXICO EQUITY
AND INCOME FUND, INC.

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THE MEXICO EQUITY AND INCOME FUND, INC.

                                                              September 20, 2001

DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the fiscal year ended July 31, 2001.

The total return of the Fund based on its net asset value (NAV) declined (5.8%), which includes the effect of reinvested dividends, in the twelve months ended July 31, 2001, as compared to the 1.4% gain in the benchmark Bolsa Index for the same period.

On December 1, 2000, the Fund paid a dividend of US$0.62 per share to shareholders of record on November 22, 2000. The Fund also accepted 1,272,821 shares at $8.38 per share (92%) of NAV per share as of the close of business on January 5, 2001 pursuant to its tender offer program. The Fund repurchased approximately US$1.7 million worth of its common shares during the fiscal year ended July 31, 2001, pursuant to its share repurchase program.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 637-7549.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
President and Secretary

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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Mexican Adviser

FOR THE FISCAL YEAR ENDED JULY 31, 2001

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MEXICO'S ECONOMY: REVIEW AND OUTLOOK

For the year ended July 31, 2001, the Mexican economy grew 3.5% in real terms, reflecting a 6.2% growth rate in the July-December 2000 period, and a 0.9% growth rate in the first six months of calendar year 2001.

The Mexican economy gained 1.9% in real terms during the first three months of calendar year 2001. Nonetheless, as the U.S. and global economic slowdown progressed, the Mexican economy recorded zero growth in the second quarter of this year.

The slowdown in the world's economies, particularly in the U.S. economy, has caused Mexican exports and imports to decline, which has lowered production activity in recent months.

On the other hand, inflation has been contained during the fiscal year. For the year ended July 2001, inflation (as measured by the Consumer Price Index) in the Mexican economy was 5.9%, a figure below the 6.5% target rate set by Mexico's central bank. The latest 12-month inflation rate compares favorably with the 12-month periods ended in July 2000 and December 2000, when inflation was approximately 9.0%. The slowdown in inflation took hold in the first half of 2001. In the January-July period this year, the CPI rose only 1.8%, which is similar to the 1.61% inflation recorded in the U.S. during the same period.

Strength in the Mexican peso largely explains the recent slowdown in inflation. During the six months ended July 31, 2001, capital inflows have been high, according to data from the balance of payments for the first half of the year: capital inflows were $12 billion dollars from which $6.8 billion were from Foreign Direct Investment (FDI). This situation significantly strengthened the peso against the U.S. dollar and other world currencies. The peso closed July 2001 at 9.19 to the U.S. dollar, almost 2% stronger than its July 2000 average, and 7.65% stronger than its weakest exchange rate in 2001 (9.95 pesos to the U.S. dollar on January 16). More importantly, foreign exchange risk expectations have significantly decreased since the beginning of the year.

FUND UPDATES
The Fund's toll-free phone number is (800) 637-7549.
TRACKING THE FUND'S NAV
The Fund's net asset value (NAV) is calculated weekly and published in THE WALL STREET JOURNAL every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in BARRON'S on Saturdays and in THE NEW YORK TIMES on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

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THE MEXICO EQUITY AND INCOME FUND, INC.

The behavior of capital inflows, lower inflation and improved exchange rate expectations are the main factors behind a sharp decline in nominal and real interest rates in recent months. At the end of July 2001, the nominal rate on 28-day CETES (Mexican Treasury bills) was 9.40%, down more than 400 basis points from a year earlier, and down about 900 basis points from mid-January 2001. On the other hand, the "real" or inflation-adjusted rate on 28-day CETES was approximately 4%, down sharply from the historic average of about 6.5%.

We believe that long-term growth prospects continue to be strong for the Mexican economy, and we are optimistic that growth will accelerate in 2002. Our optimism is linked to our expectations of an upswing in the U.S. economy and the favorable domestic performance of inflation, interest rates, the exchange rate, and the ongoing efforts in recent years to implement structural reforms. The reform activities have enabled Mexico to distance itself from other emerging economies and increase its attractiveness for long-term capital inflows. Likewise, Mexico has positively distanced itself from other emerging economies like Argentina and Brazil. The country's relatively stable position facilitates the refinancing, contracting and placement of debt abroad, under terms more favorable than what is available for countries with less than investment-grade credit ratings.

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THE MEXICAN STOCK MARKET

During the first half of the Fund's fiscal year (August 1, 2000 - January 31,
2001), the Bolsa Index, the Fund's benchmark, lost (3.6%) in that volatile market period, reflecting warnings of reduced profits and losses by technology companies within the uncertain U.S. economy. In contrast, the Mexican market was one of the best performing equity market in the world during the second half of the fiscal year. The Bolsa Index gained 5.5% from January 31, 2001 through July 31, 2001. For the one-year period ended July 31, 2001, the Bolsa Index increased 1.4%.

It should be noted, however, that the Bolsa Index experienced remarkable growth during January 2001. For the period from December 29, 2000 through July 31, 2001, the Bolsa Index increased 20.4%.

During the 12 months ended July 31, 2001, the Bolsa Index performed better than the U.S. and other Latin American markets. The Dow Jones Industrial average kept its level, the Nasdaq fell (46.0%), Brazil's market index dropped (40.0%) and Argentina's Merval Index dropped (36.0%), all expressed in dollar terms.

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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

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THE FUND'S PERFORMANCE

For the one-year period ended July 31, 2001, the net asset value (NAV) of the Fund lost (5.8%) in dollar terms, compared with the Bolsa Index's gain of 1.4%. However, from December 31, 2000 through July 31, 2001 the Fund's NAV gained 15.5% in dollar terms (calculations of NAV are from Lipper Analytical, Inc., and include the effect of reinvested dividends).

After ten years of market-leading performance, over long-term periods, the Fund lagged the Bolsa Index during the 12 months ended July 31, 2001. The Fund's underperformance was mainly the result of the fixed income allocation and investment limitations.

Historically, the Fund has achieved its performance because of a balanced portfolio, which includes equity and fixed income allocation. During the fiscal year, the Fund changed its allocation in fixed income by approximately 560 basis points to close to 10%. This was in anticipation of a decrease in domestic interest rates that we forecast for calendar 2001. Our decision to lower the fixed income allocation proved beneficial to the Fund's capital appreciation because nominal rates 28-day CETES lowered 647 basis points during the Fund's fiscal year.

However, even the reduced fixed income exposure limited the Fund's potential for growth for the period December 29, 2000 to July 2001. During that period, the Bolsa Index increased 20.4% reflecting substantial gains in the Mexican equity market. While fixed income is an appropriate hedge during a bear market, it can cause underperformance when the equity market is bullish. Furthermore, it is important to note that the Mexican Bolsa Index is an equity only benchmark and has no fixed income securities.

In addition, we attribute the Fund's underperformance to a restriction that prevents it from investing in the stock of Grupo Financiero Banamex Accival (Banacci). According to the Investment Company Act of 1940, U.S. registered funds are prohibited from owning shares of affiliated companies and Banacci is affiliated with Accival, the Investment Manager. Banacci had an 11% weighting in the Bolsa Index as of July 31, 2001, and gained 66.1% in share price during the Fund's fiscal year. Thus, the Bolsa grew substantially because of the exceptional performance of Banacci's stock. Yet, the Fund's portfolio could not share in this growth because of the regulatory restriction noted above.

Also, many of the Fund's holdings in the telecommunications and media sectors lagged the Bolsa Index, contributing to its underperformance during the annual period.

The Fund has outperformed its most comparable peer, The Mexico Fund Inc. ("MXF") from August 21, 1990 (the Fund's inception) through July 31, 2001. The Fund's cumulative NAV dollar gain over that period is 201.4%, outperforming MXF's gain of 127.9%, according to Lipper Analytical, Inc. The Fund has paid an aggregate of US$139.7 million in cash dividends since inception and US$54,390,950 since January 1998 to July 2000.

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THE MEXICO EQUITY AND INCOME FUND, INC.

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PORTFOLIO STRATEGY

We believe, adherence to our strategic principles has proven to be beneficial to the Fund's shareholders over the long term period. The following are several trends in the Fund's strategy and structure that began early in the fiscal year ended July 31, 2001:

      o We increased the Fund's allocation to the financial sector, since we have observed greater efficiencies and higher profitability in companies there.

      o We shifted approximately 23% of the Fund's net assets into second-tier stocks, as rated by liquidity. This equity allocation included companies with: (i) strong overall market positions, (ii) global leadership in the manufacturing of goods and (iii) globally consolidated industries.

The structure of the Fund by asset category as of July 31, 2001, was as follows:

      o 34.4% of the Fund's holdings were in companies with a strong market position; a low EV/EBITDA multiple and what we viewed as the likelihood of an upgrade in ratings, based on a strong market share and a solid balance sheet. Most of the companies in this category are cash generators.

      o 21.4% of the Fund's holdings were in financial holdings. The fundamental profiles of banking institutions in Mexico are approaching those of U.S. banks in terms of efficiency, profitability, etc.

The acquisition of Banacci by Citigroup placed 73% of Mexican deposits and assets into well-capitalized foreign hands. Mexico's three largest banks - BBVA Bancomer, Banacci and Serfin - are now controlled, respectively, by Spain's Banco Bilbao Vizcaya Argentaria (BBVA), Citigroup and Banco Santander Central Hispano, also from Spain. This substantially reduces Mexican financial risk, since the lender of last resort has moved from the Mexican Central Bank to these large, well-capitalized foreign organizations. The re-capitalizing of the Mexican banking system and reduced financial risk should in turn help lead to a positive re-leveraging of the Mexican economy which will be favorable for the Mexican economy and market.

Within the context of higher income per capita and a less risky financial environment, we believe that banks will likely become much more competitive by extending more loans to lower-rated borrowers. Mexico's loan-to-GDP ratio has been steadily falling during the last five years. We believe that as a result, banking credit growth will accelerate rapidly during the short term and it may become a source of fierce competition among the banking industry. The loan-to-GDP ratio in Mexico is about 15%, versus 30% in Brazil, 22% in Argentina, 66% in Chile, and 90% in Spain.

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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

The Citigroup acquisition underscores the relatively inexpensive valuations of financial stocks in Mexico and may herald more takeovers to come. Mexico's financial sector has a notable advantage in terms of average price/book value ratios over those of banks in other Latin American markets. As of July 31, 2001, the price/book value ratios of some Latin American banks were as follows:
Galicia (Argentina) 0.9x; Frances (Argentina) 0.9x; Banacci (Mexico) 2.5x; Bradesco (Brazil) 1.9x; Santiago (Chile) 2.7x Santander (Spain) 3.0x.and Itau (Chile) 3.2x.

o 11.4% of the Fund's holdings represented undervalued restructuring stories. This stock strategy is related mostly to attractive valuations or discounts to net asset value. When management restructures a company's investment objective, this strategy points to their active efforts in merger-and-acquisition activity.

o 10.3% of the Fund's holdings represent globally consolidated industries. Companies with low EV/EBITDA multiples (5x or less) and strong regional market share are typically candidates for mergers with global corporations.

o 7.9% of the Fund's holdings are considered global leaders as indicated by their risk exposure, that is, those with more global risk than country-specific risk. In Mexico, these companies are exposed mainly to a sharper-than-expected U.S. slowdown. This group integrates consolidated businesses with a high potential price increase due to low multiples.

o 3.7% of the Fund's holdings are in fast-growing businesses. This category comprises companies with high-growth potential, but which are also sensitive to the world economic slowdown in view of their huge capital investment needs and the uncertainty in the global telecommunications sector.

o 10.6% of the Fund's holdings are in fixed income. This asset category includes government bonds and bank certificates of deposit.

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CONCLUSION AND OUTLOOK

We believe Mexico's strength is not the result of a series of non-recurring events, but rather of a fundamental structural change, namely the ongoing integration of the Mexican economy with that of the U.S. Additionally, Mexico's monetary policy aims for inflation and interest rates to converge with those of the U.S. sometime in 2003-2004, according to statements from the Central Bank governor.

We believe that further mergers and acquisitions and a recovery in the U.S. economy will maintain Mexico's status as a clear play with solid growth potential.

In our opinion, the Bolsa Index catalyst this year will be the likely approval of the tax reform package .

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THE MEXICO EQUITY AND INCOME FUND, INC.

We continue to focus on carefully selecting stocks according to our strategy, targeting the stock of internationally competitive Blue Chip companies.

At the time of the writing of this report, the regrettable events that occurred in the U.S. prompted a natural reaction of support and solidarity by the Mexican government, congressmen and Mexicans nation-wide.

The impact of the fall-out on Mexico is still difficult to quantify at this point.

Throughout the year we held a positive macroeconomic view of Mexico, based on strong monetary and fiscal policy response to the U.S. downturn and a surge in capital inflows. Nevertheless, we feel oblige to share with you the idea that after the unfortunate terrorist attack, given Mexico's large trade links with the U.S., the prospects of lower U.S. growth can delay the recovery in Mexican economic activity that we had projected for the fourth quarter 2001 until next year.

On a more positive note, in view of solid macroeconomic perspectives of Mexico prior to these unspeakable acts in the U.S., we believe that at the improvement of current lower projected U.S. economic growth, Mexican stance will upbeat expectations, also strengthened by the approval of a congruent fiscal reform which we expect to be ratified before December.

With regard to the MXE's portfolio, we currently will avoid a dramatic shift in the investment strategy. Nonetheless, in view of the extremely cheap valuations of some internationally competitive blue chip companies, the Fund could gradually and carefully increase its equity allocation. We favor soft drink bottlers, cash generator companies, and stocks that have been oversold with high market share position as well as qualitative management.

Sincerely,

Eugenia Pichardo
Mexican Portfolio Manager
Acci Worldwide, S.A. de C.V.

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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

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REVIEW OF KEY ECONOMIC SECTORS AS OF JULY 31, 2001

FINANCIAL GROUPS
21.4% OF THE FUND'S NET ASSETS

The globalization process of Mexican banks began several years ago and has accelerated during the last 12 months. During this period, foreign investment in Mexican banks has gone from 20% to approximately 56%. In the second quarter of 2000, Spain's Banco Santander Central Hispano acquired 100% of Serfin, Mexico's third largest bank. Three months later, BBVA, also from Spain, merged its Mexican operations with the second biggest financial group at that time, Grupo Financiero Bancomer.

The latest chapter in this process occurred in August of 2001, with Citigroup's acquisition of Grupo Financiero Banamex-Accival, the country's largest financial group.

Following the Citigroup transaction in August 2001, nearly 70% of the financing provided by commercial banks in Mexico was represented by three foreign institutions: Citibank-Banamex, 31.7%, BBVA-Bancomer, 27.6% and Santander-Serfin, 7.7%. This implies greater competition and lower country risk, as was evidenced by the reduction in sovereign debt spreads from 500 basis points to between 150 and 350 basis points after the transaction was announced. Foreign acquiring banks have a better financial-operational stand than Mexican banks; and we estimate that foreign acquiring banks will be more aggressive in lowering borrowers' costs and improving financial services.

At the macroeconomic level, June and July 2001 were characterized by an economic slowdown and a sharp reduction in nominal interest rates. Since real interest rates have remained high, the credit re-activation that most analysts predicted one year ago has failed to materialize. (Credit re-activation means that performing loans should record a sustainable growth of 5%.) Nevertheless, conditions are set for banks to return to normal activity levels. With single-digit interest rates, the only element missing is higher economic growth rates. However, the credit crunch of 1995-1999 has ended and the long-term potential is huge, as can be inferred from the fact that credit granted by banks is currently 25% of the historic maximum level reached at the end of 1994.

In any case, we do not expect to see explosive credit growth overnight, as corporations have learned to operate using other sources of financing, and banks and credit users have become more cautious. In the meantime, banks are adopting measures to compensate for the reduction in financial income derived from shrinking margins: The use of electronic distribution channels (e.g., ATMs) is being encouraged. Fees have been raised (by approximately 50% between the first and second quarters of 2001) for account management, ATM withdrawals, bounced checks, etc. And new markets such as the Hispanic population in the U.S., secured mortgages and the mutual fund market are being explored.

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THE MEXICO EQUITY AND INCOME FUND, INC.

In addition, both Banamex and BBVA-Bancomer have repeatedly stated their intentions to become more active in the Hispanic segment of the United States population. Besides being a sector that has been underserved, this group has the added attraction for the Mexican banks of having a very high income per capita relative to that of the Mexican population.

RETAILING AND SPECIALTY STORES
15.7% OF THE FUND'S NET ASSETS

Good macroeconomic conditions, continued growth in consumption (which started in December 1998), increases in real wages and lower inflation rates all translated into double-digit sales growth for companies in the retail sector during the first eight months of the Fund's fiscal year. In the last four months of the fiscal year economic conditions continued to improve, but at a slower rate. Slower economic growth will translate into a slowdown in retail sales during the second half of calendar 2001.

So far, the exception in the sector has been Walmex, which continued to post excellent numbers as of the second quarter of 2001 due to the company's capacity to generate economies of scale, constant growth and market dominance. The "Everyday Low Prices" pricing strategy constitutes a competitive advantage for the company and income growth has benefited at all formats. (See further discussion of Walmex in the "Top Ten Holdings" section below.)

Looking ahead, earnings in the retailing sector should be modest with same-store-sales forecasted to grow approximately 1% this year and 2.5% in 2002. However, attractive valuation of some stocks, e.g., Soriana, still represented a buying opportunity in the sector at the close of the fiscal year.

COMMUNICATIONS
14.8% OF THE FUND'S NET ASSETS

During the first half of 2001, Mexico's telecommunication's industry continued to grow at a healthy pace, despite the economic slowdown. At the end of June, there were 13 million fixed lines, an increase of 11% over the last twelve months and 5% more than in December 2000. Telefonos de Mexico, S.A. (Telmex) maintained its dominant position in Mexico: it owns 97% of the country's fixed lines, handles a similar percentage of local calls and has approximately 65% of the long- distance market.

Competition is expected to increase in the local segment, as long-distance carriers Avantel and Alestra started to offer local services to their business clients at the beginning of this year.

On February 7, 2001, America Movil started to trade on the Mexican stock market. The company, established in September 2000 in a spin-off from Telmex, holds the wireless assets and most of the international assets that previously belonged to Telmex.

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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

The wireless sector continues to expand at an extremely rapid pace. Since September 2000, the number of mobile telephones in Mexico has exceeded the number of fixed lines. In June 2001, there were 17.3 million wireless subscribers in the country, an increase of 60% over the last twelve months and of 23% compared to December 2000. Telcel, a subsidiary of America Movil, reinforced its dominant position during the period: its market share increased to 76% at the end of June 2001, compared to 74% in December 2000, and 71% in June 2000.

During the first half of 2001, Spain's Telefonica took control of the cellular operators in the North of Mexico (Bajacel, Cedetel, Norcel and Movitel) that it acquired from Motorola. Also, the ownership of Mexico's second largest wireless company, Iusacell, changed hands, as Vodafone bought the 34.5% stake previously held by Grupo Peralta. We expect that these ownership changes as well as the introduction of new players (Pegaso and Unefon) will increase competition in the mobile segment.

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TOP TEN HOLDINGS AS OF JULY 31, 2001

TV AZTECA, S.A. DE C.V. (TV AZTECA)
10.6% OF THE FUND'S NET ASSETS

During the first half of calendar 2001, TV Azteca has been a two-sided story: good at the operating level but very disappointing in terms of its subsidiaries. In operating terms, the company's reaction to the deterioration in economic conditions has been surprisingly rapid and effective. Sales dropped 6.3% during the first six months of 2001 versus the same period a year earlier, reflecting both the current economic slowdown and a difficult comparison against 2000's high level of television advertising by political parties. Nevertheless, TV Azteca was able to reduce its costs and expenses by (7.6%) vs. the first half of 2000. This tempered the decrease in operating profits and EBITDA of (3.9%) and (4.5%), respectively. TV Azteca reported a first-half 2001 net profit of 723.5 million Mexican Pesos (MXP) compared to a (MXP 236.1 million) loss for the year-ago period caused partly by a payment to NBC in order to end the legal dispute between the two companies.

The key element explaining the company's flexibility is its strict cost control scheme, which has resulted in significant production savings. Likewise, programming has been refocused to emphasize the production of lower cost programs; the company has also resorted to reruns. This, however, has not resulted in a deterioration of audience levels nor ratings. Indeed, with the exception of the first two months of 2001, TV Azteca has raised its audience level. According to the company, at the beginning of July it had a 37.4% commercial audience share at prime time vs. 35.8% in July 2000.

The subsidiaries have been the negative side of the story with the exception of Todito (Internet portal), which maintains a positive cash flow. In contrast, the U.S. expansion project "Azteca America" was launched with a delay (it began broadcasting its signal in Los Angeles on July 28), as the strategic partner, Pappas Telecasting, has had difficulty raising funds to buy new television channels.

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THE MEXICO EQUITY AND INCOME FUND, INC.

Nevertheless, TV Azteca's biggest problem is Unefon, which was expected to be sold during the first half of this year. However, this transaction has been delayed and therefore there is the ongoing risk for TV Azteca of having to inject resources to support Unefon's expansion plans. The market has punished TV Azteca because of this issue, despite its good operating results as of the second quarter of 2001.

TV Azteca has responded satisfactorily to the economic slowdown and is well positioned to benefit from an eventual recovery. Nevertheless, the biggest risk consists of funds from the media business being used for the telephone business. The currently low EV/EBITDA multiple (7.1x) is very attractive (its average since 1998 is 10.2x) but is a reminder that the market is displeased about the strategic decisions the company has adopted.

GRUPO FINANCIERO INBURSA, S.A. DE C.V. (GFINBUR)
9.9% OF THE FUND'S NET ASSETS

Grupo Financiero Inbursa (GFInbur) is the financial business of Carlos Slim, Mexico's most prominent businessman, who also owns major stakes in Telmex, Telecom, Gsanborns, Sears and CompUSA. Mr. Slim controls 71% of GFInbur's stock, with the rest being publicly traded. The group's investments are split among several subsidiaries: Banco Inbursa (bank), Seguros Inbursa (insurance), Inversora Bursatil (brokerage), Fianzas Guardiana (bonding) and Operadora Inbursa (fund management). The group's main subsidiaries are the bank and the insurance company, which account for 62% and 23%, respectively, of the group's earnings as of the second quarter of 2001.

Traditionally specialized in the corporate segment, Banco Inbursa was the bank least affected by the 1994-95 crisis. After the peso devaluation in December 1994, banks' bad loans increased 92% through December 1995. This led to higher banking provisions and higher banking capitalization, which in turn reduced banking financing. In recent years, Banco Inbursa has been able to expand its credit portfolio while most other banks were immersed in reducing the volume of problem loans in the portfolio. Even though Banco Inbursa's portfolio represents a small percentage of total loans in the country, in the corporate segment it ranks third, with a 9.3% market share.

The major sources of Banco Inbursa's funding are equity (54%), time deposits (28%) and inter-bank loans (13%). (Demand deposits are minimal.) Since about half the bank's funding represents interest-bearing liabilities, Inbursa's cost of funding (excluding equity) is very high compared with other banks. In the second half of 2000, Inbursa launched a project aimed at lowering its cost of funds. The project consists basically of attracting low cost deposits by offering higher yields than competitors (but lower than the yield paid by Inbursa in the Interbank market). Inbursa expects to reduce its funding cost. Inbursa's plan relies heavily on the use of the Internet, ATMs with advanced features and electronic means in general to serve new clients while avoiding the type of costs associated with a traditional branch network. As a middle step, Inbursa is setting up mini-branches (kiosks) inside Sanborns stores, one of Mr. Slim's retail businesses.

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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Seguros Inbursa, the insurance company, is a key player in a market that has grown at an average rate of 17.5% per year over the last four years. As of December 2000, it ranked fourth in terms of direct premiums, with a 7.39% market share. Inversora Bursatil, the brokerage, is an active participant in debt and equity markets, while Operadora Inbursa, the fund manager, ranks first in terms of the amount of equity assets managed, and fourth in terms of the total amount of funds managed. As of June 30, 2001, Grupo Financiero Inbursa's market capitalization was approximately US$4.3 billion and its price/book value ratio was 1.59x. Its estimated price-to-projected 2002 earnings ratio is 21x.

CARSO GLOBAL TELECOM, S.A. DE C.V. (CGT)
9.7% OF THE FUND'S NET ASSETS

Carso Global Telecom (CGT) is a holding company with several interests in the telecommunications industry in Mexico, the United States, and Central and South America. The company resulted from a spin-off of Grupo Carso in July 1996 and is controlled by Carlos Slim. Its main assets are the controlling stakes in Telefonos de Mexico (Telmex) and America Movil.

CGT holds a 30.8% stake in Telmex (31.6% including options). Telmex is Mexico's incumbent telephone carrier, privatized in 1990. The market value of CGT's participation as of July 31, 2001 was US$7.4 billion.

CGT owns 30.9% of America Movil (31.7% including options). America Movil was established in September 2000 in a spin-off from Telmex and began trading on the Mexican stock market on February 7, 2001. The company holds the wireless and most of the international assets that previously belonged to Telmex. The market value of CGT's participation as of July 31, 2001 was US$4.2 billion.

Additionally, CGT has passive investment positions in Prodigy Communications Corporation and in Netro Corporation. As of July 31, 2001, the market values of these positions were US$165 million and US$32 million, respectively.

CGT announced it will spin off its stake in America Movil, to create a new stock for this company in order to improve the ability of both CGT and the new company to address the distinct challenges and opportunities they face. The spin-off process is expected to be completed by the end of this year.

The market capitalization of Carso Global Telecom, S.A. de C.V. was US$8.6 billion as as of July 31, 2001.

GRUPO FINANCIERO BBVA-BANCOMER, S.A. DE C.V. (GFBB)
8.2% OF THE FUND'S NET ASSETS

Grupo Financiero BBVA-Bancomer (GFBB) is one of the two biggest financial groups in Mexico and the biggest private financial institution in Latin America in terms of deposits. In Mexico, its

THE MEXICO EQUITY AND INCOME FUND, INC.

main subsidiary, Banco BBVA-Bancomer accounted for 27.8% of credits and 26.4% of deposits as of June 2001. GFBB is the result of the acquisition by Spain's Banco Bilbao Bizcaya (BBVA), in August 2000, of two banks, Bancomer and Promex. Currently, BBVA has a 48.5% ownership in the group. At the time of the acquisition, BBVA had a presence in Mexico through its subsidiary Banco BBV-Probursa. The company's new management started a cost reduction program based on the integration of the three institutions that aimed at increasing the profitability of the new group. Bancomer's profits had sharply decreased in the difficult years following the peso devaluation of 1994. The program called for a 17.65% reduction of the combined cost base of the three banks (US$410 million) by year-end 2002. So far, the program is ahead of schedule, with 21% of the total $410 million achieved by the end of last year. Also, the net income of the last two quarters, which was very close to that of Banamex, which has historically been the most profitable bank in Mexico.

This progress has been reflected in GFBB's share price, which has soared more than 70% in dollar terms through the end of the second quarter. Like the other Mexican banks, the main challenge GFBB currently faces is the decline in interest rates and the economic slowdown. Banks' margins have contracted as a result of active rates (rates charged to institutional clients by banks) falling by a greater margin than passive rates (rates paid by banks to its depositors).

WAL-MART DE MEXICO, S.A. DE C.V., (WALMEX)
6.7% OF THE FUND'S NET ASSETS

Walmex is the main self-service store chain in Mexico. As of June 2001, it operated 235 self-service stores, 54 department stores and 226 restaurants for a total of 515 units nationally. Walmex has a sales floor area of 1.5 million square meters and its restaurants have 49,407 seats in total. As of June 2001, the company employed 82,579 workers.

In the 12 months ended June 2001, Walmex posted US$8.3 billion in revenues.

In the second quarter of 2001, Walmex posted the best results of the self-service store sector in Mexico. During the period, Walmex recorded double digit revenue growth of 15%, almost double the 8% reported by its nearest competitor, implying that Walmex has won market share.

The "Everyday Low Prices" pricing strategy has constituted a competitive advantage for the company, along with ongoing improvements in productivity and operating expense controls. At the end of the period, operating expenses decreased to 14.8% as a percentage of sales, a record low for the last ten years. Going forward, although in annual terms we expect the company to end the year with the highest growth rate in the sector, we think growth will become sluggish in the second half of the year, due to the slowing of domestic demand.

Walmex's market capitalization was US$11.4 billion as of July 31, 2001. We estimate the Enterprise Value/EBITDA ratio for 2001 will be 12.5x and the Price/Cash Earnings ratio will be 17.4x.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

CEMEX, S.A. DE C.V. (CEMEX)
4.8% OF THE FUND'S NET ASSETS

Cemex is the world's third largest cement producer, with an annual installed capacity of approximately 78 million tons. It operates in 30 countries and has trade relations in more than 60. The company is among the leading cement producers in Mexico, the United States, Venezuela, Colombia, Costa Rica, Panama, the Dominican Republic, Spain and Egypt, and also has a large presence in Indonesia and the Caribbean.

The company's diversification into many markets helps to reduce downside risks, since the risks of operating in high-growth, high-risk countries may be offset by the more stable demand patterns in more mature markets. Also, the company's high cash flow has enabled it not only to undertake large capital outlays, but also to meet its financial commitments, improving the company's capital structure and reducing its leverage ratio (i.e., the proportion of its assets represented by debt).

During the first half of 2001, some of the main variables affecting home building and consequently cement demand - unemployment, real wages and payroll - benefited from a rise in real wages but were negatively affected by a higher unemployment rate. However, in the second half of this year, we expect unemployment to decline gradually and we expect ongoing high real wages to contribute to a gradual recovery in cement demand. In 2001, employment in the economy as a whole is expected to grow by 1.7%; in 2002, it is expected to increase by 4.9%. Comparable growth rates in real wages are expected to be 4.4% in 2001 and 3.0% in 2002. Based on these projections, total payroll expenditures would increase by 6.1% this year and 5.9% in 2002.

Cemex's sales totaled US$6.0 billion for the year ended June 30, 2001, up 36% from US$4.6 billion a year earlier. This increase includes the consolidation of Southdown, the company acquired by Cemex in October 2000. Cemex reduced its leverage (Net Debt/EBITDA) slightly at the end of the second quarter this year, and it is now the least indebted global cement company.

As of July 31, 2001, Cemex's EV/EBITDA ratio was at a 60% premium to other domestic cement companies. We believe this premium is justified, since Cemex is the leading domestic producer and a global leader and also because its stock is highly liquid. The company is showing discounts of 20% in EV/EBITDA, despite the fact that it has the best operating margins and records better ROE (Return on Equity) and ROA (Return on Assets) than its international peers. Cemex's EV/EBITDA of 20% discount to its international peers is due to the fact that as of December 2000, 80% of its EBITDA and 74% of its sales derived from emerging markets.

Cemex's market valuation was US$7.9 billion as of July 31, 2001.

THE MEXICO EQUITY AND INCOME FUND, INC.

GRUPO ELEKTRA, S.A. DE C.V. (ELEKTRA)
4.0% OF THE FUND'S NET ASSETS

Grupo Elektra is Latin America's leading specialty retailer, with three separate retail chains that target Latin America's growing middle class. The group operates 943 stores in 320 cities in Mexico and five other countries in Latin America. The principal business units include: Elektra, which offers electronic goods, furniture and appliances to middle and lower-middle income groups; Hecali/The One, a family clothing merchandiser offering basic and fashion clothing; Salinas y Rocha, which focuses on furniture, electronic goods and appliances for the middle and upper middle income groups; CrediMax, which extends financing credit to all of Grupo Elektra's customers; and Dinero en Minutos/Dinero Express, which provides money transfer services from the U.S. to Mexico and within Mexico. Grupo Elektra also holds an 18.6% investment in TV Azteca, one of the two major broadcasting networks in Mexico.

In August 2000, the Salinas family secured a 12-month call option to buy Elektra's stake in TV Azteca, with a strike price of US$11.60 per ADR. Even if the Salinas family were to exercise the option, Elektra would maintain the advertising contract with TV Azteca, which is an integral part of its strategy. We believe the option is far out-of-the-money and will not be exercised, so that Elektra might receive a payment of US$16 million from the Salinas family as a penalty.

Recently, Elektra took a series of steps to improve efficiencies on a regional basis, tying together the credit operations of all its formats within a given region, thus increasing the accountability of each regional structure. Also, Elektra restructured its short-term debt in a US$130 million operation in two tranches, both with very competitive rates (Libor + 275 basis points in the 3-year tranch, and Libor + 325 basis points for the 5-year tranch). This refinancing not only improved Elektra's financial situation, but it also indicates that the market gives the company a high credit rating.

Sales estimates for Elektra are approximately US$1.6 billion for 2001 and US$1.8 billion for 2002, with EBITDA growth in real peso terms of 9% and 11%, respectively. Sales in 2000 were US$1.5 billion. We estimate the EV/EBITDA ratio to be 5x for 2001 and 4x for 2002, and the estimated P/E ratio to be 8.6x and 7.7x for each period, respectively.

ORGANIZACION SORIANA, S.A. DE C.V. (SORIANA)
3.7% OF THE FUND'S NET ASSETS

Soriana is a regional chain of 100 self-service stores that operate under the "hypermarkets" format (50,000 products spread over 8,500 square meters), with a total sales area of 856,100 square meters. The company has a large presence in the north and northeast of Mexico where most of its operations are located. As of June 2001, Soriana had 34,257 employees. In the 12 months ended June 2001, Soriana posted US$2.8 billion in revenues, versus US$2.4 billion in the previous 12-month period.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

During the first half of 2001, same-store sales fell 1.1%, since the company is positioned in the geographic area most sensitive to the economic activity of the maquila sector (the sector which imports raw materials and assembles manufactured goods for export, mainly to the U.S.). Also the U.S. economic slowdown dragged on Soriana, since about 20% of the company's stores are located in the border area.

For 2001, same-store sales growth prospects have been reduced from 1.5% forecast at the start of this year to 0.7%. Going forward, improved company performance will depend on a more favorable economic environment. If the U.S. slowdown worsens, it will probably take a long time for results to improve for Soriana. Right now it is very difficult to predict a specific period of time for the economic cycle of U.S. to start showing strong growth again.

Soriana's market capitalization was US$1.6 billion as of July 31, 2001. We estimate the EV/EBITDA ratio for 2001 will be 5.2x and the Price/Cash Earnings ratio will be 7.0x. Soriana is a prime target for merger and acquisition activity in view of its size and attractive valuation.

GRUPO TELEVISA, S.A. DE C.V. (TELEVISA)
3.7% OF THE FUND'S NET ASSETS

Televisa is Mexico's largest media company, and the world's leading producer of Spanish-language programs. Televisa broadcasts its own and acquired programs on its open TV channels and its Direct to Home (DTH) satellite television system. The company also licenses its products to various foreign broadcasters and has a minority stake in Univision, the main Spanish speaking open TV network in the U.S. Televisa is also a leading publisher of Spanish-language magazines and distributes magazines and other publications in Mexico, several other Latin American countries, and the U.S. Other businesses include radio, music, soccer teams, internet content, internet advertising, e-commerce, dubbing, film production/distribution and live entertainment shows.

Televisa's 2000 sales totaled US$2.164 billion, of which 61% came from its core open TV business (i.e., not satellite or cable) in Mexico. However, first half 2001 sales fell 5.7% vs. the same period in 2000, while EBITDA and operating profit were 16.1% and 23.9% lower, respectively.

The company has been affected by the economic slowdown in Mexico and the U.S., as well as a difficult comparison with the first half of 2000, when, according to the company, it obtained approximately US$78 million in advertising revenues from Mexico's presidential election campaign. In a bid to improve profitability, Televisa committed itself to a strict expense control program, which should result in savings of US$60.6 million this year. One example of the cost reductions: the production of ECO, its 24-hour cable news program, was cancelled in the second quarter and 750 staff members were laid off. Despite the deterioration in the economic environment, Televisa has continued to raise real (inflation-adjusted) advertising rates; according to the company, in the second quarter of 2001, rates were 11.3% higher than those in the year-ago quarter, much greater than the inflation rate.

THE MEXICO EQUITY AND INCOME FUND, INC.

One of Televisa's major current projects is strengthening its presence in the U.S. Hispanic market. The first option in this regard would consist of reinforcing its venture with Univision (with which it has an agreement until 2017). Last year, Univision bought a new TV chain from USA Networks. Nevertheless, Televisa has said that it is keeping this option open while at the same time exploring other avenues. A coherent strategy in this regard would be a very big plus for the company, as EV/EBITDA is currently 10.2x, well below its 1998-2001 average of 15.2x.

GRUPO MODELO, S.A. DE C.V. (GMODELO)
3.4% OF THE FUND'S NET ASSETS

Gmodelo is the leading Mexican brewer in both the domestic market (with a 56% share), and in Mexican beer exports (with an 84% share). It sells 11 beer brands including Corona, Modelo Especial and Victoria. It has eight beer plants with an annual production capacity of 46 million hectoliters and capacity utilization of 85%.

Given that the company's price increases should be slightly below year-end inflation, we expect Gmodelo to maintain its domestic market share with a domestic beer volume growth of 4.2%, while export volume should grow 15%. We expect the company's 2002 volume growth of 3.5% for Mexico and 12% for exports.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS                                            JULY 31, 2001

MEXICO (95.69% OF HOLDINGS)
COMMON STOCKS  (89.36% of holdings)

NUMBER OF                                                                   PERCENT OF
SHARES              SECURITY                                                HOLDINGS            VALUE
--------------------------------------------------------------------------------------------------------

                    CEMENT                                                     4.79%
       766,000      Cemex, S.A. de C.V ....................................                 $  4,177,042
                                                                                            ------------
                                                                                               4,177,042
                                                                                            ------------

                    COMMUNICATIONS                                            14.82%
       765,000      America Movil, S.A. de C.V. L .........................                      753,691
        38,520      America Movil, S.A. de C.V. L ADR .....................                      760,385
     3,712,251      Carso Global Telecom, S.A. de C.V. - A1* ..............                    8,517,663
        74,500      Grupo Iusacell, S.A. ADR * ............................                      447,000
        70,800      Telefonos de Mexico, S.A. de C.V.L ADR ................                    2,455,344
                                                                                            ------------
                                                                                              12,934,083
                                                                                            ------------
                    CONSTRUCTION                                               1.42%
       745,000      Consorcio ARA, S.A. de C.V.* ..........................                    1,242,005
                                                                                            ------------
                                                                                               1,242,005
                                                                                            ------------
                    FINANCIAL GROUPS                                          21.44%
     1,238,300      Grupo Financiero Banorte, S.A. de C.V.* ...............                    2,433,231
     8,001,281      Grupo Financiero BBVA Bancomer, S.A. de C.V. O* .......                    7,175,880
     2,000,000      Grupo Financiero GBM Atlantico, S.A. de C.V. B+* ......                      408,052
     2,108,100      Grupo Financiero Inbursa, S.A. de C.V.* ...............                    8,701,044
                                                                                            ------------
                                                                                              18,718,207
                                                                                            ------------
                    FOOD, BEVERAGE, AND TOBACCO                               10.88%
       359,400      Fomento Economico Mexicano, S.A. de C.V. B ............                    1,411,642
        38,200      Fomento Economico Mexicano, S.A. de C.V. B ADR ........                    1,497,440
       979,100      Grupo Bimbo, S.A. de C.V. A ...........................                    1,754,058
     1,067,200      Grupo Continental, S.A. ...............................                    1,684,838
     1,189,500      Grupo Modelo, S.A. de C.V. C ..........................                    3,012,197
       122,300      Pepsi-Gemex, S.A.* ....................................                      133,435
                                                                                            ------------
                                                                                               9,493,610
                                                                                            ------------
                    INDUSTRIAL CONGLOMERATES                                   0.77%
       500,800      Alfa, S.A. A ..........................................                      672,068
                                                                                            ------------
                                                                                                 672,068
                                                                                            ------------

                                                                              19

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                                                                           JULY 31, 2001

COMMON STOCKS  (continued)

NUMBER OF                                                                   PERCENT OF
SHARES              SECURITY                                                HOLDINGS            VALUE
--------------------------------------------------------------------------------------------------------

                    MEDIA                                                     14.40%
       581,000      Grupo Televisa, S.A.* .................................                 $  1,141,652
        53,900      Grupo Televisa, S.A. ADR* .............................                    2,107,490
    13,314,000      TV Azteca, S.A. de C.V. ...............................                    5,476,382
       579,500      TV Azteca, S.A. de C.V. ADR ...........................                    3,842,085
                                                                                            ------------
                                                                                              12,567,609
                                                                                            ------------
                    PAPER PRODUCTS                                             2.00%
       598,000      Kimberly-Clark de Mexico, S.A. de C.V. A ..............                    1,747,905
                                                                                            ------------
                                                                                               1,747,905
                                                                                            ------------
                    RETAILING                                                 11.70%
     1,180,300      Controladora Comercial Mexicana, S.A. de C.V. .........                    1,058,542
     1,260,700      Organizacion Soriana, S.A. de C.V. B* .................                    3,258,522
     2,114,100      Wal-Mart de Mexico, S.A. de C.V. C ....................                    4,975,303
       357,500      Wal-Mart de Mexico, S.A. de C.V. V ....................                      921,687
                                                                                            ------------
                                                                                              10,214,054
                                                                                            ------------
                    SPECIALTY STORES                                           4.04%
     4,011,100      Grupo Elektra, S.A. de C.V. ...........................                    3,522,924
                                                                                            ------------
                                                                                               3,522,924
                                                                                            ------------
                    STEEL                                                      3.10%
     1,100,500      Tubos de Acero de Mexico, S.A. ........................                    2,705,173
                                                                                            ------------
                                                                                               2,705,173
                                                                                            ------------
                    TOTAL COMMON STOCKS (COST $79,281,984) ................                   77,994,680
                                                                                            ------------
PAR VALUE
(000)
--------------------------------------------------------------------------------------------------------

MEXICAN GOVERNMENT BOND (1.77% of holdings)

    MXP 13,526      Bono Tasa Fija M3, S.A. de C.V. 15.25%, 01/23/03 ......                    1,552,681
                                                                                            ------------
                    TOTAL GOVERNMENT BOND (COST $1,508,014) ...............                    1,552,681
                                                                                            ------------

20


                                                                 THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)                                                                           JULY 31, 2001

SHORT-TERM OBLIGATIONS (4.56% of holdings)


PAR VALUE                                                                   PERCENT OF
(000)               SECURITY                                                HOLDINGS            VALUE
--------------------------------------------------------------------------------------------------------

                    MEXICAN GOVERNMENT NOTE
  MXP 9,400         Certificados de la Tesoria,
                      S.A. de C.V. 15.85%, 10/04/01 .......................                  $ 1,009,975
                                                                                             -----------
                    TOTAL MEXICAN GOVERNMENT NOTE (COST $1,001,011) .......                    1,009,975
                                                                                             -----------
                    PROMISSORY NOTE
    MXP 27,205      Banco Inbursa, S.A. 9.25%, 08/01/01 ...................                    2,968,174
                                                                                             -----------
                    TOTAL PROMISSORY NOTE (COST $2,968,174) ...............                    2,968,174
                                                                                             -----------
                    TOTAL SHORT-TERM OBLIGATIONS (COST $3,969,185) ........                    3,978,149
                                                                                             -----------
                    TOTAL MEXICO (COST $84,759,183) .......................                   83,525,510
                                                                                             -----------
UNITED STATES SHORT-TERM OBLIGATION (4.31% holdings)

NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------------

     3,760,587      Temporary Investment Fund, Inc. - Temp Cash Portfolio .                    3,760,587
                                                                                             -----------
                    TOTAL UNITED STATES SHORT-TERM OBLIGATION
                    (COST $3,760,587) .....................................                    3,760,587
                                                                                             -----------
                    TOTAL INVESTMENTS (COST $88,519,770)++                   100.00%         $87,286,097
                                                                                             ===========

FOOTNOTES AND ABBREVIATIONS
*  Non-Income producing security.

+  At fair value as determined under the supervision of the Board of Directors.

++ Aggregate cost for Federal income tax purposes is $89,874,232.

  The aggregate gross unrealized appreciation (depreciation) for all securities for tax purposes is as follows:
             Excess of market value over tax cost                       $ 4,099,126
             Excess of tax cost over market value                        (6,687,261)
                                                                        -----------
                                                                        $(2,588,135)
                                                                        ===========
             ADR - American Depository Receipt
             MXP - Mexican Pesos

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                                JULY 31, 2001

ASSETS
Investments, at value (Cost $88,519,770) .....................................     $ 87,286,097
Foreign currency holdings (Cost $1,196,382) ..................................        1,195,403
Receivables:
   Interest ..................................................................          138,796
   Maturities ................................................................        4,788,203
   Securities sold ...........................................................          446,511
Prepaid expenses .............................................................           24,253
                                                                                   ------------
                  TOTAL ASSETS ...............................................       93,879,263
                                                                                   ------------
LIABILITIES
Payable for securities purchased .............................................        6,054,713
Mexican Advisory fees payable ................................................           38,966
Co-Advisory fees payable .....................................................           29,974
Administration fee payable ...................................................           14,987
Accrued expenses .............................................................          120,815
                                                                                   ------------
                  TOTAL LIABILITIES ..........................................        6,259,455
                                                                                   ------------

                  NET ASSETS .................................................     $ 87,619,808
                                                                                   ============
                  NET ASSET VALUE PER SHARE
                    ($87,619,808/8,595,573) ..................................     $      10.19
                                                                                   ============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 11,825,273 shares issued
   (100,000,000 shares authorized) ...........................................     $     11,825
Paid-in capital ..............................................................      131,149,819
Cost of 3,229,700 shares repurchased .........................................      (27,998,823)
Accumulated net realized loss on investments .................................      (14,292,109)
Net unrealized depreciation in value of investments and on
   translation of other assets and liabilities denominated in foreign currency       (1,250,904)
                                                                                   ------------
                                                                                   $ 87,619,808
                                                                                   ============

See accompanying notes to financial statements.

                                        THE MEXICO EQUITY AND INCOME FUND, INC.

                                                             FOR THE YEAR ENDED
STATEMENT OF OPERATIONS                                           JULY 31, 2001

INVESTMENT INCOME
Interest (Net of taxes withheld of $35,171) ................        $ 1,053,236
Dividends (Net of taxes withheld of $48,655) ...............            584,174
                                                                    -----------
                  TOTAL INVESTMENT INCOME ..................          1,637,410
                                                                    -----------
EXPENSES
Mexican Advisory fees ....................   $490,294
Co-Advisory fees .........................    377,149
Legal fees ...............................    320,597
Administration fees ......................    188,575
Transfer agent fees ......................    126,194
Custodian fees ...........................     84,561
Insurance ................................     58,058
Audit fees ...............................     57,704
NYSE fees ................................     29,455
Directors' fees ..........................     27,071
Printing .................................     24,051
Miscellaneous ............................      8,995
                                             --------
                  TOTAL EXPENSES ...........................          1,792,704
                                                                    -----------
                  NET INVESTMENT LOSS ......................           (155,294)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY HOLDINGS AND TRANSLATION OF OTHER ASSETS
AND LIABILITIES DENOMINATED IN FOREIGN CURRENCY:
  Net realized gain (loss) from:
     Security transactions .................................         (9,661,218)
     Foreign currency related transactions .................            383,528
                                                                    -----------
                                                                     (9,277,690)

Net change in unrealized appreciation of investments and
     translations of other assets and liabilities
     denominated in foreign currency .......................          1,478,315
                                                                    -----------
Net realized and unrealized loss on investments, foreign
     currency holdings and translation of other assets and
     liabilities denominated in foreign currency ...........         (7,799,375)
                                                                    -----------
Net decrease in net assets resulting from operations .......        $(7,954,669)
                                                                    ===========

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR       FOR THE YEAR
                                                                             ENDED              ENDED
                                                                         JULY 31, 2001      JULY 31, 2000
                                                                         ------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss) .....................................       $   (155,294)       $    288,951
Net realized gain (loss) on investments and foreign currency
   related transactions ..........................................         (9,277,690)         23,309,764
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
   liabilities denominated in foreign currency ...................          1,478,315           5,231,592
                                                                         ------------        ------------
   Net increase (decrease) in net assets resulting from operations         (7,954,669)         28,830,307
                                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.01 and $0.12 per share, respectively) ..            (56,489)         (1,295,474)
Net realized gains ($0.60) .......................................         (5,970,812)                 --
Return of capital ($0.01) ........................................           (138,967)                 --
                                                                         ------------        ------------
   Decrease in net assets from distributions .....................         (6,166,268)         (1,295,474)
                                                                         ------------        ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (1,272,821 shares) .........        (10,667,767)                 --
Shares repurchased under Stock Repurchase Program
   (174,000 and 1,199,700 shares respectively) ...................         (1,703,552)        (10,573,159)
                                                                         ------------        ------------
   Decrease in net assets from capital share transactions ........        (12,371,319)        (10,573,159)
                                                                         ------------        ------------
Total increase (decrease) in net assets ..........................        (26,492,256)         16,961,674

NET ASSETS
Beginning of year ................................................        114,112,064          97,150,390
                                                                         ------------        ------------
End of year ......................................................       $ 87,619,808        $114,112,064
                                                                         ============        ============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                  FOR THE YEAR    FOR THE YEAR     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                     ENDED            ENDED            ENDED          ENDED          ENDED
                                                  JULY 31, 2001   JULY 31, 2000    JULY 31, 1999  JULY 31, 1998   JULY 31, 1997
                                                  -------------   -------------    -------------  -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ........           $11.36          $ 8.64          $10.16          $16.83          $11.96
                                                     -------        --------         -------         -------        --------
Net investment income (loss) ..............            (0.02)           0.03            0.22            0.23            0.43
Net realized and unrealized gains
   (losses) on investments, foreign
   currency holdings, and translation
   of other assets and liabilities
   denominated in foreign currency ........            (0.64)           2.62           (0.87)          (3.34)           5.55
                                                     -------        --------         -------         -------        --------
Net increase (decrease) from
   investment operations ..................            (0.66)           2.65           (0.65)          (3.11)           5.98
                                                     -------        --------         -------         -------        --------
Less: Distributions
   Dividends from net investment income ...            (0.01)          (0.12)             --           (0.19)          (0.44)
   Distributions from net realized gains ..            (0.60)             --           (0.93)          (3.37)          (0.67)
   Return of capital ......................            (0.01)             --              --              --              --
                                                     -------        --------         -------         -------        --------
Total dividends and distributions .........            (0.62)          (0.12)          (0.93)          (3.56)          (1.11)
                                                     -------        --------         -------         -------        --------
Capital share transactions
   Anti-dilutive effect of Tender Offer ...             0.09              --            0.04              --              --
   Anti-dilutive effect of Share Repurchase
     Program ..............................             0.02            0.19            0.02              --              --
                                                     -------        --------         -------         -------        --------
Total capital share transactions ..........             0.11            0.19            0.06              --              --
                                                     -------        --------         -------         -------        --------
Net asset value, end of year ..............           $10.19          $11.36          $ 8.64          $10.16          $16.83
                                                     =======        ========         =======         =======        ========
Per share market value, end of year .......          $9.1100        $10.6875         $7.0625         $7.7500        $14.1250
TOTAL INVESTMENT RETURN BASED ON
   MARKET VALUE* ..........................            (8.64)%         53.36%           7.24%         (26.23)%         62.52%


THE MEXICO EQUITY AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                  FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                      ENDED             ENDED             ENDED            ENDED           ENDED
                                                  JULY 31, 2001      JULY 31, 2000    JULY 31, 1999    JULY 31, 1998   JULY 31, 1997
                                                  -------------      -------------    -------------    -------------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s) .......            $87,620           $114,112          $97,150          $120,148        $199,066
Ratios of expenses to average net assets                1.90%              2.03%            1.88%             1.46%           1.49%
Ratios of net investment income (loss) to
   average net assets ...................              (0.16)%             0.27%            2.72%             1.65%           3.29%
Portfolio turnover ......................             220.85%            249.28%          163.23%            88.85%         127.44%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                      JULY 31, 2001

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $408,052 (0.47% of net assets) at July 31, 2001, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JULY 31, 2001

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. At July 31, 2001, the Fund had a capital loss carryover of $5,218,649 expiring July 31, 2009, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the Fund elected to defer $7,718,998 of capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on August 1, 2001.

The Fund is subject to the following withholding taxes on income from Mexican sources:

      Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%.

      Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

      Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 40% of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

      (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JULY 31, 2001

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the year ended July 31, 2001, the Fund reclassified a gain of $383,528 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JULY 31, 2001

and tax differences relating primarily to realized foreign currency gains. Net investment loss and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average weekly net assets. For the year ended July 31, 2001, these fees amounted to $490,294.

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. ("CIBC WM") serves as the Fund's U.S. Co-Adviser ("Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets. For the year ended July 31, 2001, these fees amounted to $377,149. The Co-Advisory Agreement has been terminated by mutual consent of the parties, as approved by the Board of Directors of the Fund, as of September 1, 2001.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended July 31, 2001, these fees amounted to $188,575. Effective September 1, 2001, CIBC WM resigned as Administrator of the Fund and Firstar Mutual Fund Services, LLC ("FMFS"), began to serve as the Fund's Administrator and provides fund accounting services to the Fund. For administration services rendered, FMFS will receive fees at an annual rate of 0.09% of the Fund's average weekly net assets on the first $200 million with a minimum annual fee of $58,000. For fund accounting services rendered, FMFS will receive fees at an annual rate of $42,000 for the first $100 million of the Fund's average weekly net assets; 0.03% on the next $200 million of the Fund's average weekly net assets and 0.015% of the Fund's average weekly net assets over $300 million.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JULY 31, 2001

by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $189,996,806 and $193,463,400 respectively, for the year ended July 31, 2001.

NOTE D: TRANSACTIONS WITH AFFILIATES

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions from the Fund of $276,817 during the year ended July 31, 2001.

NOTE E: CAPITAL STOCK

At a meeting of the Board of Directors held on September 15, 2000, the Board of Directors approved a tender offer program (the "Tender").

The Tender allowed the Fund to purchase up to 20% of each shareholder's shares of common stock of the Fund for cash at a price equal to 92% of the Fund's net asset value per share as of the closing date. The Tender commenced on December 4, 2000 and expired on January 5, 2001. In connection with the Tender, the Fund purchased 1,272,821 shares of capital stock at a total cost of $10,667,767.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                          JULY 31, 2001

NOTE F: OTHER

At the September 15, 2000 meeting, the Board of Directors, in addition to approving the Tender discussed above, determined that in its judgment it was advisable to resubmit a plan of liquidation and dissolution to the stockholders of the Fund for approval at the next annual meeting of stockholders. At a meeting held on November 10, 2000, the Board adopted a plan of liquidation and dissolution of the Fund (the "Plan") and directed that it be submitted for approval by the Fund's stockholders at the next annual meeting of stockholders. The Plan indicated that in the event that 66 2/3% of the outstanding shares of capital stock of the Fund are not voted in favor of the Plan, with the result that the Plan is not approved, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. In addition, it was agreed with the Fund that in the event the Plan is not approved, three of the four directors of the Fund intend to resign as directors of the Fund effective immediately after the stockholders' meeting is adjourned without setting a date for reconvening the meeting. As the stockholders did not approve the proposal to liquidate the Fund by the required vote at the stockholders' meeting held on March 16, 2001, the Fund continues to exist as a registered investment company in accordance with its stated investment objective and policies. Further, as the Plan was not approved, three of the four directors of the Fund resigned as directors and the remaining director became the sole director of the Fund. The Fund has appointed a three member advisory committee to assist the Fund's sole director who intends to elect these advisory committee members to the Fund's Board of Directors subject to stockholders' approval at the next meeting of the stockholders.

At July 31, 2001, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

FEDERAL TAXATION NOTICE (UNAUDITED)

The Fund paid foreign taxes of $83,826 during the fiscal year ended July 31, 2001, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE MEXICO EQUITY AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. (the "Fund") at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 25, 2001

THE MEXICO EQUITY AND INCOME FUND, INC.

DIVIDENDS AND DISTRIBUTIONS

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PFPC Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Firstar Mutual Fund Services, LLC,615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

THE MEXICO EQUITY AND INCOME FUND, INC.

DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

36
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

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

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

THE MEXICO EQUITY
AND INCOME FUND, INC.

MEXICAN INVESTMENT ADVISER:
ACCI Worldwide, S.A. de C.V.

ADMINISTRATOR:
Firstar Mutual Fund Services, LLC.

TRANSFER AGENT AND REGISTRAR:
Firstar Mutual Fund Services, LLC.

CUSTODIAN:
PFPC Trust Co.
Citibank, N.A.